UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 30, 2003
(Date of earliest event reported)

Hanmi Financial Corporation
(exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3660 Wilshire Blvd. PH-A
Los Angeles, California 90010
(Address of Principal executive offices, including zip code)

(213) 382-2200
(Registrant’s telephone number, including area code)

ITEM 5. Other Events.

On April 30, 2003, Hanmi Financial Corp. issued a press release announcing the resignation of Mr. Chung Hoon Youk as President and Chief Executive Officer of Hanmi Financial Corp. and Hanmi Bank, and the appointment of Mr. Yong Ku Choe, as acting President. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

Exhibit
Number	Description of Exhibit

99.1	Press Release of Hanmi Financial Corporation, dated April 30, 2003, announcing the resignation of Mr. Chung Hoon Youk as President and Chief Executive Officer of Hanmi Financial Corp. and Hanmi Bank, and the appointment of Mr. Yong Ku Choe, as acting President.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Hanmi Financial Corporation

Date: May 2, 2003	By	/s/ YONG KU CHOE

	Name: Title:	Yong Ku Choe Senior Vice President and Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Item No.	Description

99.1	Press Release of Hanmi Financial Corporation, dated April 30, 2003, announcing the resignation of Mr. Chung Hoon Youk as President and Chief Executive Officer of Hanmi Financial Corp. and Hanmi Bank, and the appointment of Mr. Yong Ku Choe, as acting President.